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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported) -
                September 9, 1999 as amended on December 9, 1999


                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                  ---------------------------------------------
               (Exact name of registrant as specified in charter)


    New York                       333-11961                     25-0659306
    --------                       ---------                     ----------
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


                            One Mellon Bank Center,
                           Pittsburgh, PA 15258-0001
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code - (412) 234-5000
                                                           --------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

         The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.  Financial statements and exhibits
         ---------------------------------

         (c)      Exhibits


                  20.  Revised Monthly Certificateholders Statement



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MELLON BANK PREMIUM FINANCE
                                     LOAN MASTER TRUST


                                     By: AFCO Credit Corporation, on behalf
                                         of Mellon Bank Premium Finance
                                         Loan Master Trust


Date: December 9, 1999              By:  C. LEONARD O'CONNELL
                                         --------------------------------------
                                         C. Leonard O'Connell
                                         Senior Vice President,
                                         Chief Financial Officer
                                         and Treasurer

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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit No.       Document Description                    Method of Filing
     -----------       --------------------                    ----------------

         20            Revised Monthly Certificateholders
                       Statement                               Filed herewith